UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/20/2012

FLIR Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21918

Oregon	93-0708501
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

27700 SW Parkway Avenue, Portland, Oregon 97070
(Address of principal executive offices, including zip code)

(503) 498-3547
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 20, 2012, the Company announced that it has completed its previously announced acquisition of Lorex Technology Inc., a supplier of security video surveillance systems, for an aggregate purchase price of $60 million.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

       99.1        News release issued by FLIR Systems, Inc. dated December 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR Systems, Inc.

Date: December 20, 2012	By:	/s/ Anthony L. Trunzo
Anthony L. Trunzo
Sr. Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	News release issued by FLIR Systems, Inc. dated December 20, 2012.